Ex-US Licensing Agreement with VFMCRP for IV CR845 for Pruritus in Dialysis Patients Cara and Vifor Fresenius Medical Care Renal Pharma (VFMCRP) May 23rd, 2018 Exhibit 99.2

Forward Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “objective,” “ongoing,” “plan,” “propose,” “potential,” or “upcoming” and/or the negative of these terms, or other comparable terminology intended to identify statements about the future. Examples of these forward-looking statements in this presentation include, among other things, statements concerning plans, strategies and expectations for the future, including statements concerning: the potential commercialization of KORSUVA in the licensed territories; the potential benefits of marketing KORSUVA in the United States through the promotion and profit share arrangement announced today; the potential milestone and royalty payments payable to Cara pursuant to the agreement; the expected timelines for Cara’s planned clinical trials and regulatory submissions; the shift in Cara’s focus toward expanding its pruritus programs; the potential future development of CR845 for pain indications, including the potential to develop CR845 with existing or new partners; results of ongoing and planned clinical trials; future regulatory and development milestones for Cara’s product candidates; and Cara’s expected cash reach. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as well as those set forth from time to time in the Company’s other SEC filings, available at http://www.sec.gov. Any forward-looking statements speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise except as required by law.

Vifor Fresenius Medical Care Renal Pharma (VFMCRP) Vifor Pharma: Leader in iron deficiency, nephrology & cardio-renal therapies FMC: Global leading provider of services for dialysis patients VFMCRP: JV - Vifor Pharma Group & Fresenius Medical Care (FMC)

Summary of Agreement Licensed Product: IV CR845/ difelikefalin for Chronic Kidney Disease associated pruritus (CKD-aP) in dialysis patients U.S. trade name: KORSUVATM injection* Breakthrough Designation by FDA for CKD-aP in hemodialysis patients Licensed Territory: Worldwide, excluding U.S., Japan & South Korea VFMCRP and Cara to promote in U.S. Fresenius Medical Care dialysis clinics under a profit share agreement Cara to solely promote in all non-Fresenius U.S. dialysis clinics and retain all profits Field-of-use: Prevention, inhibition or treatment of pruritus/ CKD-aP in hemodialysis/ peritoneal dialysis patients * The FDA has conditionally accepted KORSUVATM as the trade name for difelikefalin injection. CR845/difelikefalin is an investigational drug product, and its safety and efficacy have not been fully evaluated by any regulatory authority.

Summary of Financial Terms Up-Front: total $70 million $50 million in cash Purchase of $20 million of Cara common stock at a price of ~$17 per share Additional payments: up to $470 million Upon achievement of certain Regulatory ($30 million) & Commercial (up to $440 million) milestones VFMCRP & Cara promotion and profit share arrangement in U.S. FMC clinics Royalty : Tiered royalty based on net sales of I.V. CR845/ difelikefalin in licensed territory

Strategic Partnership: Supports Cara’s Long Term Goals Strengthens Balance Sheet Minimally dilutive capital Extends cash runway beyond key inflection points: Data from ongoing Ph 3 trial of KORSUVA injection for CKD-aP in hemodialysis patients Data from Ph 2 trial of Oral KORSUVA for CKD-aP in non-hemodialysis patients Ideal partner for commercialization of I.V. CR845 in dialysis markets in the EU and other territories Will help build momentum for U.S. launch of KORSUVA Injection, if approved, with VFMCRP co-promotion in U.S. Fresenius dialysis clinics Validation for strategic focus on pruritus; enables Cara to expand development of Oral KORSUVA in multiple other pruritic indications: CKD-aP in pre-dialysis (Stage 3-5) patients, chronic liver disease associated pruritus, dermatological pruritic indications etc.

Development Pipeline Q2, 2018 Program Indication Preclinical Phase 1 Phase 2 Phase 3 Commercial Rights (ex-Japan and S. Korea)* KORSUVA™ Injection Pruritus CKD-HD** US- Cara EU/Other-VFMCRP# Oral KORSUVA™ Pruritus CKD-HD Cara Oral KORSUVA™ Pruritus CKD (III-IV) Cara Oral KORSUVA™ Pruritus CLD Cara IV CR845 Post-op Pain Cara Oral CR845 Chronic Pain (OA) Cara CKD-HD: Chronic Kidney Disease- Hemodialysis; OA: Osteoarthritis; CLD: Chronic Liver Disease Ph 2b completed *Commercialization rights to CR845 in all indications - Japan: Maruishi Pharma ; South Korea: CKD Pharma # VFMCRP and Cara have rights to promote in U.S. Fresenius Medical Care dialysis clinics under a profit share agreement The FDA has conditionally accepted KORSUVA™ as the trade name for CR845/ difelikefalin for pruritic indications. CR845/ difelikefalin is an investigational drug product, and its safety and efficacy have not been fully evaluated by any regulatory authority. **Breakthrough Designation for IV CR385 for Pruritus CKD-HD Stage of Development Ph 1 completed

As of March 31st, 2018 Cash and Marketable Securities$74.5M Net loss – Q1 2018 ($16.8M) Shares outstanding32.7M Stock options~3.9M May, 2018 Additional Cash of $70M (VFMCRP agreement) Additional shares (Vifor): 1,174,827 Financial Highlights